UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-09289 )

Exact name of registrant as specified in charter: Putnam Tax Smart Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2007

Date of reporting period: November 1, 2006— April 30, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Tax Smart Equity Fund®

4|30|07

Semiannual Report

PUTNAM INVESTMENTS

BLEND FUNDS
invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam

Tax Smart

Equity Fund®

4| 30| 07

Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	23
Trustee approval of management contract	25
Other information for shareholders	31
Financial statements	32
Brokerage commissions	52

Cover photograph: © Marco Cristofori

Message from the Trustees

Dear Fellow Shareholder

Reflecting investor uncertainty about the outlook for the U.S. economy, volatility in the financial markets has been on the rise: after a downturn in March, the Dow Jones Industrial Average recently reached new record-high levels. However, it remains to be seen whether the current levels are sustainable. From our perspective, we are encouraged by recent indications of moderate inflation, a low unemployment rate, and a rebound in manufacturing. We consequently believe the resilience of the U.S. economy will enable it to weather this period of uncertainty.

As we communicated in proxy materials recently mailed to all Putnam fund shareholders, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. We are pleased to announce that in mid-May, shareholders voted overwhelmingly in favor of the proposed transaction. While it is still subject to regulatory approvals and other conditions, we currently expect the transaction to be completed in the middle of the year.

We would also like to take this opportunity to announce that Putnam President and Chief Executive Officer Ed Haldeman, one of your fund’s Trustees since 2004, has been named President of the Funds, assuming this role from George Putnam, III. This change will enable George Putnam to become an independent Trustee of the funds upon completion of the transaction with Great-West Lifeco. Both George and Ed will continue serving on the Board of Trustees in our collective role of overseeing the Putnam funds on your behalf.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended April 30, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Tax Smart Equity Fund: pursuing growth
potential while working to limit tax consequences

Stock mutual funds offer investors the potential for capital appreciation. They pursue this objective by investing in stocks whose prices are low relative to their long-term potential, and selling them when their prices have increased. While this sounds desirable, it may carry undesirable tax consequences. These sales create capital gains, which must be passed on to shareholders. Investors whose assets are not held in a retirement plan or other tax-sheltered vehicle, for example, may owe taxes on these gains, even if they have chosen to reinvest the gains in additional fund shares.

Although capital gains taxes were reduced a few years ago, they can still have a negative effect on an investment’s long-term performance. Putnam Tax Smart Equity Fund® is designed to help reduce this effect. By investing in stocks that it believes offer long-term growth potential, and by evaluating the possible tax consequence of each portfolio decision, the fund’s management team seeks to maximize investors’ after-tax returns.

Putnam Tax Smart Equity Fund invests primarily in the stocks of large and midsize companies believed to be worth more than their current prices indicate. Since the fund uses Putnam’s “blend” investment approach, it has the flexibility to own both growth stocks and value stocks without a bias toward either style. It may also invest in companies at all levels of market capitalization. The fund’s management team is backed by the expertise of Putnam’s equity research analysts, many of whom specialize in specific sectors and their component industries. Using fundamental and quantitative analysis, they evaluate financial results, historical data, and current business conditions with the objective of forecasting the future direction of a company.

To limit the portfolio’s tax liability, the team takes a long-term view when investing. It closely monitors the portfolio’s unrealized capital gains, which represent the price appreciation of securities that have not yet been sold, as well as the amount of any realized gains. Should the team decide to sell a position, it may seek to offset any resulting gains by realizing losses on stocks that have not met its performance goals. This focus on tax efficiency helps limit shareholders’ exposure to capital gains taxes.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

In-depth analysis is key to successful stock selection

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks stocks that are mispriced, regardless of their current growth rate. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet their criteria, including:

Valuation For each company, the team carefully considers how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Cash flow They examine each company’s financials, particularly the amount of cash a company generates relative to its expenses, and target those believed to offer attractive and sustainable cash flow.

Quality They study the quality of the management, franchise, and balance sheet in an effort to determine the value of the business and the risk of investing in that business.

Putnam Tax Smart Equity Fund holdings have
spanned sectors and industries over time.

Putnam Tax Smart Equity Fund invests primarily in large and midsize companies, seeking those believed to be worth more than their current stock prices indicate. The portfolio can own growth and value stocks without a bias toward either style. The fund is designed for investors seeking to reduce the impact of taxes on their investment returns.

Highlights

• For the six months ended April 30, 2007, Putnam Tax Smart Equity Fund’s class A shares returned 7.33% before sales charges.

• The fund’s benchmark, the S&P 500 Index, returned 8.60% .

• The average return for the fund’s Lipper category, Large-Cap Core Funds, was 8.25% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

Total return for class A shares for periods ended 4/30/07

	Average annual return		Cumulative return
	Before sales charge	After sales charge	Before sales charge	After sales charge

Life of fund
(inception: 7/1/99)	5.03%	4.31%	46.85%	39.16%

5 years	8.93	7.76	53.37	45.34

3 years	12.51	10.49	42.42	34.89

1 year	10.49	4.68	10.49	4.68

6 months	—	—	7.33	1.68

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. After sales charge returns reflect a maximum 5.25% load. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

Report from the fund managers

The period in review

While your fund delivered a solid return for the six months ended April 30, 2007, its performance before sales charges lagged that of its benchmark and the average for its Lipper peer group. This was due in part to developments in the market for subprime mortgages and an inverted yield curve, which held back the performance of many financial stocks. Not only was your fund heavily concentrated in this area of the market, its exposure to industry groups that led the market, such as basic materials, utilities, and energy, was lower than the benchmark’s weightings in these sectors. However, holdings in other areas, such as health care, contributed positively to returns for the period, and we maintained our disciplined focus on investing in companies that we believe have the potential to provide rewards over the long term.

Market overview

Despite investors’ concerns that the housing market’s decline would slow consumer spending and the pace of economic growth, the U.S. stock market advanced briskly for the six months ended April 30, 2007. Problems in the subprime mortgage market, and concerns about the impact of these problems across the financial sector, weighed on the stock market in late February and March 2007. As it turned out, this was a temporary setback, and the market rebounded steadily from mid-March to the end of the fiscal period.

Subprime mortgages are loans made to higher-risk borrowers, and a slowing housing market precipitated rising delinquencies for these loans during this period. Investor overreaction to this issue caused stock price declines to spread throughout the financial and consumer sectors, even among companies that had minimal connection to subprime mortgages. During the latter half of the period, a relatively healthy U.S. economy, a solid labor market, buoying consumer activity, and continued strength in many international economies helped reassure market participants. In response, cyclical industries such as energy, capital goods, and basic materials staged a dramatic rebound.

Strategy overview

Our bottom-up strategy is designed to consider each company’s stock price relative to the company’s current earning power and its future growth and return potential. We use fundamental and quantitative research to identify what we believe to be mispriced stocks, namely, stocks that we believe the market has either unfairly punished or failed to sufficiently reward.

Our approach relies on the concept of private market value — the price a company could command if it were sold to a private buyer. This often differs from the value reflected in a stock’s current price. Our process of selecting stocks begins with estimating this private market value, which focuses less on a company’s short-term outlook and more on its long-term earning power. We calculate this private value using several factors, including the worth of the current operations, the likely future growth of earnings and of cash flows available to shareholders, return on capital, and the skill with which management allocates capital. In addition to determining a “base case” private market value, we also develop a variety of “what if” scenarios for each company. Beginning with our base-case private market value, we project a stock’s likely maximum value based on

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 4/30/07.

Equities

S&P 500 Index (broad stock market)	8.60%

Russell 1000 Growth Index (large-company growth stocks)	8.42%

Russell 1000 Value Index (large-company value stocks)	9.79%

MSCI EAFE Index (international stocks)	15.46%

Bonds

Lehman Aggregate Bond Index (broad bond market)	2.64%

JPMorgan Global High Yield Index (global high-yield corporate bonds)	7.41%

Lehman Government Bond Index (U.S. Treasury and agency securities)	2.27%

a best-case scenario, as well as the stock’s worst-case value.

By forecasting a range of outcomes, we can have more realistic expectations of the degree of risk we are taking relative to the potential rewards from purchasing a stock. Investors who have short time horizons can cause stock prices to deviate from their fair value. We typically buy a stock when its price is near the bottom of the range of outcomes; we sell it as it approaches what we consider its fair value. In addition, we overlay risk models and other tools to ensure broad diversification of the fund’s portfolio and to limit exposure to single stocks or areas of vulnerability.

Your fund’s holdings

The fund’s health-care holdings, most notably our investments in pharmacy benefit managers (PBMs), were the top overall contributors to results during the period. Concerns about PBM profitability emerged in the fall of 2006, following Wal-Mart’s announcement that it would make select generic drugs available for $4.00 per prescription. When pharmacy operator CVS announced its intention to acquire PBM Caremark Rx, also in the fall of 2006, stock prices for PBMs declined. Some investors perceived the potential merger as a negative development, and CVS’s offer price was not significantly above the price at which Caremark was then trading. When Express Scripts, another PBM, made a higher bid for

Comparison of top industry weightings

This chart shows how the fund’s top industry weightings have changed over the last six months.
Weightings are shown as a percentage of net assets. Holdings will vary over time.

Caremark, investors reassessed the prospects and valuations for PBMs. This provided a boost to the sector overall. CVS subsequently raised its price for Caremark and ultimately prevailed as the acquirer. We had been adding to the fund’s PBM holdings throughout the early part of the period, attracted by healthy cash flows and compelling valuations. Among the positions we increased were those in Express Scripts, Caremark, and Medco Health Solutions. PBMs posted solid earnings for the first calendar quarter of 2007, due in part to greater utilization of generic drugs. This was the result of patent expirations for many brand-name drugs, efforts by PBMs to encourage generic drug use, and stronger sales of generic drugs through employer-based health plans.

Within the financial sector, our investments in Capital One Financial and Countrywide Financial were the principal detractors from performance. Both were affected by the subprime mortgage fears surrounding financial stocks, even though Capital One is not a significant participant in the subprime market, and Countrywide’s exposure was limited. Unlike many of its competitors, Countrywide did not lower its underwriting standards in the quest to capture higher mortgage loan volumes. In addition, Countrywide’s more diversified business model dampened the overall impact of the subprime loans that were on its books. Going

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each represented, as of 4/30/07. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Industry

Capital One Financial Corp. (4.6%)	Consumer finance

American International Group, Inc. (3.4%)	Insurance

Bank of America Corp. (3.1%)	Banking

Goldman Sachs Group, Inc. (The) (2.8%)	Investment banking/brokerage

Countrywide Financial Corp. (2.7%)	Consumer finance

Bear Stearns Cos., Inc. (The) (2.6%)	Investment banking/brokerage

Cisco Systems, Inc. (2.6%)	Communications equipment

Commerce Bancorp, Inc. (2.4%)	Banking

Microsoft Corp. (2.4%)	Software

UnitedHealth Group, Inc. (2.2%)	Health-care services

forward, we believe Countrywide’s competitive position will be strengthened by the difficulties experienced by subprime lenders. Some less diversified and more aggressively positioned lenders were forced to exit the subprime business, increasing the potential for well-positioned companies like Countrywide to capture greater market share in a part of the industry that may operate more rationally in the future.

Investors often overreact to issues —such as those affecting the subprime market — by driving down the prices of stocks to levels that do not reflect the future earning potential of many of the issuing companies. We believe this took place in the financial sector during the period, and we took the opportunity to add to certain holdings that we believed were trading at unusually attractive prices. For example, we have added to holdings of mortgage insurers, which we believe will benefit as home prices are no longer moving steadily upward, refinancing activity has slowed, and homeowners’ ability to qualify for aggressive mortgage products has weakened.

Capital One Financial also suffered as a result of an inverted U.S. Treasury yield curve, as did bank holdings such as Commerce Bancorp, US Bancorp, and Bank of America. The Treasury yield curve is a graphical representation of differences in yield for bonds of different maturities. An inverted yield curve — which is the opposite of a normal, positively sloping yield curve — means that longer-term yields are lower than short-term yields, which has the effect of increasing the cost of funds for banks. Although the inverted yield curve has reduced their earnings growth, these banks remained in the fund’s portfolio because we think their normalized earning power is not reflected in their current stock prices.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

Regardless of the direction the markets take in the months ahead, we remain focused on the long-term potential of individual companies rather than short-term economic developments. General themes at work in the market influence our portfolio construction process and the timing of our buy and sell decisions. However, we believe investors’ long-term goals are best served by our bottom-up approach to stock selection, which relies heavily on fundamental research and analysis. With our bottom-up approach, we find that mispriced opportunities often cluster in particular market sectors or industry groups. Currently, two areas where we continue to find opportunities are financial and consumer cyclical stocks.

Despite the market’s brisk advance during the final months of the period, we believe that the stocks of many large U.S. companies remain attractively valued, particularly when viewed against other asset classes such as bonds or international stocks. We will continue to use our disciplined investment process and research insights to seek stock-specific opportunities in a variety of industry sectors.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Your fund’s performance

This section shows your fund’s performance for periods ended April 30, 2007, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581.

Fund performance

Total return for periods ended 4/30/07

	Class A		Class B		Class C		Class M
(inception dates)	(7/1/99)		(10/1/99)		(10/1/99)		(3/28/00)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP

Life of fund	46.85%	39.16%	38.46%	38.46%	38.46%	38.46%	41.29%	36.59%
Annual average	5.03	4.31	4.24	4.24	4.24	4.24	4.51	4.06

5 years	53.37	45.34	47.79	45.79	47.79	47.79	49.51	44.60
Annual average	8.93	7.76	8.13	7.83	8.13	8.13	8.38	7.65

3 years	42.42	34.89	39.26	36.26	39.26	39.26	40.32	35.83
Annual average	12.51	10.49	11.67	10.86	11.67	11.67	11.95	10.75

1 year	10.49	4.68	9.64	4.64	9.64	8.64	9.90	6.30

6 months	7.33	1.68	7.01	2.01	6.91	5.91	7.04	3.53

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.25% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares.

For a portion of the periods, this fund limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns

For periods ended 4/30/07

		Lipper Large-Cap
	S&P 500	Core Funds
	Index	category average*

Life of fund	22.42%	19.63%
Annual average	2.62	2.12

5 years	50.66	40.94
Annual average	8.54	7.05

3 years	41.43	36.45
Annual average	12.25	10.87

1 year	15.24	13.26

6 months	8.60	8.25

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, and life-of-fund periods ended 4/30/07, there were 820, 795, 670, 567, and 387 funds, respectively, in this Lipper category.

Fund price and distribution* information

For the six-month period ended 4/30/07

Share value:	NAV	POP	NAV	NAV	NAV	POP

10/31/06	$11.87	$12.53	$11.27	$11.28	$11.51	$11.90

4/30/07	12.74	13.45	12.06	12.06	12.32	12.73

* The fund made no distributions during the period.

Fund’s annual operating expenses

For the fiscal year ended 10/31/06

	Class A	Class B	Class C	Class M

Total annual fund operating expenses	1.18%	1.93%	1.93%	1.68%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of fund assets.

Fund performance for most recent calendar quarter

Total return for periods ended 3/31/07

	Class A		Class B		Class C		Class M
(inception dates)	(7/1/99)		(10/1/99)		(10/1/99)		(3/28/00)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP

Life of fund	40.85%	33.48%	32.95%	32.95%	32.95%	32.95%	35.67%	31.15%
Annual average	4.52	3.80	3.74	3.74	3.74	3.74	4.01	3.56

5 years	40.37	33.04	35.28	33.28	35.28	35.28	36.92	32.48
Annual average	7.02	5.88	6.23	5.91	6.23	6.23	6.49	5.79

3 years	33.04	26.06	30.11	27.11	30.11	30.11	31.15	26.93
Annual average	9.98	8.03	9.17	8.32	9.17	9.17	9.46	8.27

1 year	7.76	2.09	7.02	2.02	7.02	6.02	7.25	3.77

6 months	7.01	1.41	6.63	1.63	6.63	5.63	6.67	3.23

After-tax total return comparison for class A shares

For periods ended 3/31/07 (most recent calendar quarter)

				POP after tax
Class A			POP after tax	on distributions
(inception 7/1/99)	NAV pretax	POP pretax	on distributions	and sale of shares

Life of fund	40.85%	33.48%	33.40%	28.41%
Annual average	4.52	3.80	3.79	3.28

5 years	40.37	33.04	32.97	28.04
Annual average	7.02	5.88	5.86	5.07

3 years	33.04	26.06	25.98	22.10
Annual average	9.98	8.03	8.00	6.88

1 year	7.76	2.09	2.09	1.36

6 months	7.01	1.41	1.41	0.92

After-tax returns reflect the highest individual federal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to those investing through 401(k) plans, IRAs, or other tax-deferred arrangements. After-tax returns shown are for class A shares only and will vary for other share classes.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Tax Smart Equity Fund from November 1, 2006, to April 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M

Expenses paid per $1,000*	$ 6.07	$ 9.91	$ 9.90	$ 8.62

Ending value (after expenses)	$1,073.30	$1,070.10	$1,069.10	$1,070.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2007, use the calculation method below. To find the value of your investment on November 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 11/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M

Expenses paid per $1,000*	$ 5.91	$ 9.64	$ 9.64	$ 8.40

Ending value (after expenses)	$1,018.94	$1,015.22	$1,015.22	$1,016.46

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M

Your fund’s annualized
expense ratio	1.18%	1.93%	1.93%	1.68%

Average annualized expense
ratio for Lipper peer group*	1.29%	2.04%	2.04%	1.79%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 3/31/07. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons
Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam Tax Smart Equity Fund	114%	136%	83%	78%	82%

Lipper Large-Cap Core Funds
category average	81%	81%	78%	77%	86%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on October 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 12/31/06.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam U.S. Core Team. James Wiess is the Portfolio Leader and Richard Cervone is a Portfolio Member of the fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam U.S. Core Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Member have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of April 30, 2007, and April 30, 2006.

Trustee and Putnam employee fund ownership

As of April 30, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$319,000	$ 95,000,000

Putnam employees	$926,000	$466,000,000

Fund manager compensation

The total 2006 fund manager compensation that is attributable to your fund is approximately $230,000. This amount includes a portion of 2006 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2006 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2006, the calculation reflects annualized 2006 compensation or an estimate of 2007 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

James Wiess is also a Portfolio Leader of Putnam Capital Appreciation Fund and Putnam Investors Fund.

Richard Cervone is also a Portfolio Member of Putnam Capital Appreciation Fund and Putnam Investors Fund.

James Wiess and Richard Cervone may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Member

Your fund’s Portfolio Leader and Portfolio Member did not change during the year ended April 30, 2007.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of April 30, 2007, and April 30, 2006.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2007							•

Chief Technology Officer	2006							•

Joshua Brooks	2007							•

Deputy Head of Investments	2006							•

William Connolly	2007							•

Head of Retail Management	2006							•

Kevin Cronin	2007							•

Head of Investments	2006							•

Charles Haldeman, Jr.	2007							•

President and CEO	2006							•

Amrit Kanwal	2007						•

Chief Financial Officer	2006						•

Steven Krichmar	2007							•

Chief of Operations	2006						•

Francis McNamara, III	2007							•

General Counsel	2006							•

Jeffrey Peters	2007							•

Head of International Business	N/A

Richard Robie, III	2007						•

Chief Administrative Officer	2006						•

Edward Shadek	2007							•

Deputy Head of Investments	2006							•

Sandra Whiston	2007							•

Head of Institutional Management	2006						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 4/30/06.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Comparative indexes

JPMorgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam

Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 31st percentile in management fees and in the 34th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Large-Cap Core Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

20th	12th	21st

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 884, 751, and 619 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Large-Cap Core Funds category for the one- and five-year periods ended March 31, 2007, were 76% and 12%, respectively. Over the one- and five-year periods ended March 31, 2007, the fund ranked 605th out of 800 and 67th out of 567 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of new management contracts in connection with pending change in control

As discussed in the “Message from the Trustees” at the beginning of this shareholder report, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc., a member of the Power Financial Corporation group of companies. In mid-May, shareholders voted overwhelmingly in favor of the proposed transaction. While the transaction is still subject to regulatory approvals and other conditions, it is currently expected to be completed by the middle of 2007.

At an in-person meeting on February 8–9, 2007, the Trustees considered the approval of new management contracts for each Putnam fund proposed to become effective upon the closing of the transaction, and the filing of a preliminary proxy statement. At an in-person meeting on March 8–9, 2007, the Trustees considered the approval of the final forms of the proposed new management contracts for each Putnam fund and the proxy statement. They reviewed the terms of the proposed new management contracts and the differences between the proposed new management contracts and the current management contracts. They noted that the terms of the proposed new management contracts were substantially identical to the current management contracts, except for certain changes developed at the initiative of the Trustees and designed largely to address inconsistencies among various of the existing contracts, which had been developed and implemented at different times in the past. In considering the approval of the proposed new management contracts, the Trustees also considered, as discussed further in the proxy statement, various matters relating to the transaction. Finally, in considering the proposed new management contracts, the Trustees also took into account their deliberations and conclusions (discussed above in the preceding paragraphs of the “Trustee Approval of Management Contract” section) in connection with the most recent annual approval of the continuance of the Putnam funds’ management contracts effective July 1, 2006, and the extensive materials that they had reviewed in connection with that approval process. Based upon the foregoing considerations, on March 9, 2007, the Trustees, including all of the Independent Trustees, unanimously approved the proposed new management contracts and determined to recommend their approval to the shareholders of the Putnam funds.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 4/30/07 (Unaudited)

COMMON STOCKS (99.4%)*

	Shares	Value

Advertising and Marketing Services (0.8%)
Omnicom Group, Inc.	20,500	$ 2,146,555

Aerospace and Defense (4.4%)
Boeing Co. (The)	40,900	3,803,700
General Dynamics Corp.	26,300	2,064,550
L-3 Communications Holdings, Inc.	16,800	1,510,824
Lockheed Martin Corp.	18,600	1,788,204
United Technologies Corp.	47,000	3,155,110
		12,322,388

Airlines (0.3%)
AMR Corp. †	34,400	897,496

Automotive (2.6%)
Harley-Davidson, Inc.	68,300	4,324,756
Johnson Controls, Inc.	29,500	3,018,735
		7,343,491

Banking (7.3%)
Bank of America Corp.	168,500	8,576,650
Commerce Bancorp, Inc.	204,086	6,824,636
U.S. Bancorp	146,600	5,035,710
		20,436,996

Biotechnology (1.2%)
Amgen, Inc. †	53,000	3,399,420

Building Materials (0.6%)
Sherwin-Williams Co. (The)	25,800	1,645,266

Commercial and Consumer Services (2.0%)
Alliance Data Systems Corp. †	26,170	1,665,982
CDW Corp.	22,800	1,641,828
Dun & Bradstreet Corp. (The)	19,200	1,733,760
Equifax, Inc.	15,800	628,840
		5,670,410

Communications Equipment (3.9%)
Cisco Systems, Inc. †	272,100	7,275,954
Corning, Inc. †	63,000	1,494,360
Qualcomm, Inc.	51,400	2,251,320
		11,021,634

Computers (3.3%)
Apple Computer, Inc. †	48,500	4,840,300
Hewlett-Packard Co.	106,800	4,500,552
		9,340,852

COMMON STOCKS (99.4%)* continued

	Shares	Value

Conglomerates (1.0%)
Danaher Corp.	39,600	$ 2,819,124

Consumer Finance (7.7%)
Accredited Home Lenders Holding Co. †	36,678	428,399
Capital One Financial Corp.	171,600	12,743,016
Countrywide Financial Corp.	204,025	7,565,247
IndyMac Bancorp, Inc.	29,000	876,960
		21,613,622

Consumer Goods (1.0%)
Clorox Co.	33,600	2,253,888
Procter & Gamble Co. (The)	8,500	546,635
		2,800,523

Electronics (0.7%)
Amphenol Corp. Class A	52,200	1,832,742

Energy (0.6%)
BJ Services Co.	27,000	773,820
Halliburton Co.	29,600	940,392
		1,714,212

Financial (3.9%)
Fannie Mae	14,000	824,880
Freddie Mac	16,900	1,094,782
MGIC Investment Corp.	49,500	3,049,695
PMI Group, Inc. (The)	26,200	1,269,914
Radian Group, Inc.	80,400	4,672,044
		10,911,315

Health Care Services (7.8%)
Aetna, Inc.	86,400	4,050,432
CIGNA Corp.	14,600	2,271,614
Coventry Health Care, Inc. †	24,900	1,439,967
Express Scripts, Inc. †	40,200	3,841,110
Medco Health Solutions, Inc. †	26,700	2,083,134
Quest Diagnostics, Inc.	37,800	1,848,042
UnitedHealth Group, Inc.	117,600	6,239,856
		21,774,155

Homebuilding (0.9%)
Lennar Corp.	16,600	708,986
NVR, Inc. †	2,353	1,938,872
		2,647,858

Insurance (5.2%)
ACE, Ltd. (Bermuda)	52,600	3,127,596
American International Group, Inc.	134,600	9,409,886
Everest Re Group, Ltd. (Barbados)	19,800	1,992,672
		14,530,154

COMMON STOCKS (99.4%)* continued

	Shares	Value

Investment Banking/Brokerage (10.4%)
Bear Stearns Cos., Inc. (The)	47,500	$ 7,395,750
E*Trade Financial Corp. †	133,200	2,941,056
Franklin Resources, Inc.	38,200	5,016,042
Goldman Sachs Group, Inc. (The)	35,900	7,848,099
Lehman Brothers Holdings, Inc.	24,800	1,866,944
Morgan Stanley	47,500	3,990,475
		29,058,366

Lodging/Tourism (1.5%)
Carnival Corp.	21,800	1,065,802
Las Vegas Sands Corp. †	10,300	877,457
Royal Caribbean Cruises, Ltd.	25,300	1,051,721
Wyndham Worldwide Corp. †	36,100	1,249,060
		4,244,040

Machinery (0.8%)
Caterpillar, Inc.	29,000	2,105,980

Manufacturing (0.6%)
ITT Corp.	26,900	1,716,489

Media (1.1%)
Walt Disney Co. (The)	86,600	3,029,268

Metals (0.7%)
Freeport-McMoRan Copper & Gold, Inc. Class B	10,500	705,180
United States Steel Corp.	12,300	1,248,942
		1,954,122

Oil & Gas (6.6%)
Apache Corp.	21,700	1,573,250
ConocoPhillips	35,000	2,427,250
Devon Energy Corp.	27,700	2,018,499
EOG Resources, Inc.	17,100	1,255,824
Hess Corp.	40,800	2,315,400
Marathon Oil Corp.	13,000	1,320,150
Newfield Exploration Co. †	32,200	1,408,750
Occidental Petroleum Corp.	46,700	2,367,690
Valero Energy Corp.	29,500	2,071,785
XTO Energy, Inc.	33,800	1,834,326
		18,592,924

Pharmaceuticals (1.8%)
Johnson & Johnson	78,600	5,047,692

Publishing (2.4%)
McGraw-Hill Cos., Inc. (The)	51,500	3,374,795
R. H. Donnelley Corp. †	18,600	1,452,474
Wiley (John) & Sons, Inc. Class A	47,305	1,771,572
		6,598,841

COMMON STOCKS (99.4%)* continued

	Shares	Value

Railroads (0.2%)
Norfolk Southern Corp.	11,700	$ 622,908

Real Estate (0.9%)
CB Richard Ellis Group, Inc. Class A †	73,746	2,496,302

Restaurants (1.9%)
Burger King Holdings, Inc.	67,677	1,588,379
McDonald’s Corp.	19,800	955,944
Starbucks Corp. †	54,800	1,699,896
Yum! Brands, Inc.	16,900	1,045,434
		5,289,653

Retail (7.5%)
Bed Bath & Beyond, Inc. †	45,100	1,837,374
Best Buy Co., Inc.	59,600	2,780,340
Big Lots, Inc. †	25,900	833,980
CVS Corp.	77,300	2,801,352
Federated Department Stores, Inc.	44,900	1,972,008
Home Depot, Inc. (The)	129,400	4,900,378
Kohl’s Corp. †	13,300	984,732
Nordstrom, Inc.	32,900	1,806,868
Ross Stores, Inc.	24,600	815,490
Staples, Inc.	88,000	2,182,400
		20,914,922

Schools (0.3%)
Apollo Group, Inc. Class A †	19,700	931,810

Semiconductor (0.8%)
Applied Materials, Inc.	113,900	2,189,158

Software (4.3%)
Autodesk, Inc. †	43,100	1,778,737
Microsoft Corp.	220,700	6,607,758
Oracle Corp. †	187,000	3,515,600
		11,902,095

Technology Services (2.4%)
Accenture, Ltd. Class A (Bermuda)	29,400	1,149,540
Google, Inc. Class A †	7,418	3,496,697
Western Union Co. (The)	92,910	1,955,756
		6,601,993

Total common stocks (cost $245,752,920)		$ 278,164,776

SHORT-TERM INVESTMENTS (0.8%)* (cost $2,292,920)

	Shares	Value

Putnam Prime Money Market Fund (e)	2,292,920	$ 2,292,920

TOTAL INVESTMENTS

Total investments (cost $248,045,840)		$ 280,457,696

* Percentages indicated are based on net assets of $279,729,041.

† Non-income-producing security.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

At April 30, 2007, liquid assets totaling $462,358 have been designated as collateral for open options.

WRITTEN OPTIONS OUTSTANDING at 4/30/07 (premiums received $8,974) (Unaudited)

	Contract	Expiration date/	Value
	amount	strike price

Countrywide Financial Corp. (Put)	$8,308	May-07 / $27.80	$3
MGIC Investment Corp. (Put)	4,729	May-07 / $48.93	—

Total			$3

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 4/30/07 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $245,752,920)	$278,164,776
Affiliated issuers (identified cost $2,292,920) (Note 5)	2,292,920

Dividends, interest and other receivables	94,215

Receivable for shares of the fund sold	565,232

Receivable for securities sold	1,605,913

Total assets	282,723,056

LIABILITIES

Payable for securities purchased	1,604,629

Payable for shares of the fund repurchased	616,040

Payable for compensation of Manager (Notes 2 and 5)	473,809

Payable for investor servicing and custodian fees (Note 2)	31,973

Payable for Trustee compensation and expenses (Note 2)	52,895

Payable for administrative services (Note 2)	3,751

Payable for distribution fees (Note 2)	135,173

Written options outstanding, at value (premiums received $8,974) (Notes 1 and 3)	3

Other accrued expenses	75,742

Total liabilities	2,994,015

Net assets	$279,729,041

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$306,228,542

Accumulated net investment loss (Note 1)	(532,634)

Accumulated net realized loss on investments (Note 1)	(58,387,694)

Net unrealized appreciation of investments	32,420,827

Total — Representing net assets applicable to capital shares outstanding	$279,729,041

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($151,599,581 divided by 11,901,950 shares)	$12.74

Offering price per class A share
(100/94.75 of $12.74)*	$13.45

Net asset value and offering price per class B share
($90,497,740 divided by 7,506,857 shares)**	$12.06

Net asset value and offering price per class C share
($33,578,327 divided by 2,784,707 shares)**	$12.06

Net asset value and redemption price per class M share
($4,053,393 divided by 328,944 shares)	$12.32

Offering price per class M share
(100/96.75 of $12.32)*	$12.73

  * On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 4/30/07 (Unaudited)

INVESTMENT INCOME

Dividends	$ 1,506,834

Interest (from investments in affiliated issuers) (Note 5)	41,680

Total investment income	1,548,514

EXPENSES

Compensation of Manager (Note 2)	967,987

Investor servicing fees (Note 2)	170,007

Custodian fees (Note 2)	54,781

Trustee compensation and expenses (Note 2)	14,288

Administrative services (Note 2)	12,177

Distribution fees — Class A (Note 2)	182,261

Distribution fees — Class B (Note 2)	469,513

Distribution fees — Class C (Note 2)	164,748

Distribution fees — Class M (Note 2)	14,713

Other	69,983

Fees waived by Manager (Note 5)	(606)

Total expenses	2,119,852

Expense reduction (Note 2)	(38,704)

Net expenses	2,081,148

Net investment loss	(532,634)

Net realized gain on investments (Notes 1 and 3)	9,187,855

Net realized gain on written options (Notes 1 and 3)	5,104

Net unrealized appreciation of investments and written options during the period	10,537,231

Net gain on investments	19,730,190

Net increase in net assets resulting from operations	$19,197,556

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS

	Six months ended	Year ended
	4/30/07*	10/31/06

Operations:
Net investment loss	$ (532,634)	$ (877,241)

Net realized gain on investments	9,192,959	26,140,936

Net unrealized appreciation of investments	10,537,231	9,774,317

Net increase in net assets resulting from operations	19,197,556	35,038,012

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	—	(205,697)

Redemption fees (Note 1)	947	439

Decrease from capital share transactions (Note 4)	(13,164,041)	(27,463,339)

Total increase in net assets	6,034,462	7,369,415

NET ASSETS

Beginning of period	273,694,579	266,325,164

End of period (including accumulated net investment loss
and undistributed net investment income of $532,634
and $—, respectively)	$279,729,041	$273,694,579

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights		(For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
April 30, 2007**	$11.87	—(d,e)	.87	.87	—	—	—(e)	$12.74	7.33*	$151,600	.59*(d)	(.02)*(d)	41.63*
October 31, 2006	10.40	.01(d)	1.48	1.49	(.02)	(.02)	—(e)	11.87	14.32	141,399	1.18(d)	.05(d)	114.26
October 31, 2005	9.28	.05(d,f )	1.07	1.12	—	—	—(e)	10.40	12.07(f )	119,930	1.21(d)	.47(d,f )	135.51
October 31, 2004	8.54	.01(d)	.73	.74	—	—	—	9.28	8.67	115,647	1.22(d)	.13(d)	83.17
October 31, 2003	7.04	.03	1.47	1.50	—	—	—	8.54	21.31	150,787	1.17	.35	77.86
October 31, 2002	7.95	.02	(.93)	(.91)	—	—	—	7.04	(11.45)	152,185	1.15	.28	81.99

CLASS B
April 30, 2007**	$11.27	(.05)(d)	.84	.79	—	—	—(e)	$12.06	7.01*	$90,498	.96*(d)	(.39)*(d)	41.63*
October 31, 2006	9.94	(.07)(d)	1.40	1.33	—	—	—(e)	11.27	13.38	96,000	1.93(d)	(.68)(d)	114.26
October 31, 2005	8.93	(.02)(d,f )	1.03	1.01	—	—	—(e)	9.94	11.31(f )	110,441	1.96(d)	(.25)(d,f )	135.51
October 31, 2004	8.28	(.05)(d)	.70	.65	—	—	—	8.93	7.85	123,418	1.97(d)	(.62)(d)	83.17
October 31, 2003	6.88	(.03)	1.43	1.40	—	—	—	8.28	20.35	145,593	1.92	(.40)	77.86
October 31, 2002	7.83	(.04)	(.91)	(.95)	—	—	—	6.88	(12.13)	142,806	1.90	(.47)	81.99

CLASS C
April 30, 2007**	$11.28	(.05)(d)	.83	.78	—	—	—(e)	$12.06	6.91*	$33,578	.96*(d)	(.39)*(d)	41.63*
October 31, 2006	9.94	(.07)(d)	1.41	1.34	—	—	—(e)	11.28	13.48	32,532	1.93(d)	(.69)(d)	114.26
October 31, 2005	8.94	(.02)(d,f )	1.02	1.00	—	—	—(e)	9.94	11.19(f )	31,947	1.96(d)	(.25)(d,f )	135.51
October 31, 2004	8.28	(.05)(d)	.71	.66	—	—	—	8.94	7.97	34,726	1.97(d)	(.62)(d)	83.17
October 31, 2003	6.88	(.03)	1.43	1.40	—	—	—	8.28	20.35	44,114	1.92	(.40)	77.86
October 31, 2002	7.83	(.04)	(.91)	(.95)	—	—	—	6.88	(12.13)	49,385	1.90	(.47)	81.99

CLASS M
April 30, 2007**	$11.51	(.03)(d)	.84	.81	—	—	—(e)	$12.32	7.04*	$4,053	.83*(d)	(.27)*(d)	41.63*
October 31, 2006	10.12	(.05)(d)	1.44	1.39	—	—	—(e)	11.51	13.74	3,763	1.68(d)	(.43)(d)	114.26
October 31, 2005	9.07	—(d,e,f )	1.05	1.05	—	—	—(e)	10.12	11.58(f )	4,007	1.71(d)	(.03)(d,f )	135.51
October 31, 2004	8.39	(.03)(d)	.71	.68	—	—	—	9.07	8.11	3,846	1.72(d)	(.37)(d)	83.17
October 31, 2003	6.96	(.01)	1.44	1.43	—	—	—	8.39	20.55	4,238	1.67	(.16)	77.86
October 31, 2002	7.90	(.02)	(.92)	(.94)	—	—	—	6.96	(11.90)	4,170	1.65	(.22)	81.99

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

42                                                                                                                                           43

Financial highlights (Continued)

  * Not annualized.

** Unaudited.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of each class, reflect a reduction of the following amounts (Note 5):

Percentage
of average
net assets

April 30, 2007	<0.01%

October 31, 2006	<0.01

October 31, 2005	<0.01

October 31, 2004	<0.01

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.01	0.10%

Class B	0.01	0.10

Class C	0.01	0.10

Class M	0.01	0.10

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 4/30/07 (Unaudited)

Note 1: Significant accounting policies

Putnam Tax Smart Equity Fund (the “fund”), is a series of Putnam Tax Smart Funds Trust (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks long-term growth of capital on an after-tax basis by investing mainly in common stocks of U.S. companies that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes have potential for long-term growth.

The fund offers class A, class B, class C and class M shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay contingent deferred sales charges. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

D) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2006, the fund had a capital loss carryover of $67,448,901 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$23,576,871	October 31, 2009

43,872,030	October 31, 2010

The aggregate identified cost on a tax basis is $248,177,592, resulting in gross unrealized appreciation and depreciation of $35,635,342 and $3,355,238, respectively, or net unrealized appreciation of $32,280,104.

F) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through October 31, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended April 30, 2007, Putnam Management did not waive any of its management fee from the fund.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, and by State Street Bank and Trust Company. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended April 30, 2007, the fund incurred $217,085 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby PFTC’s and State Street Bank and Trust Company’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage service arrangements. For the six months ended April 30, 2007, the fund’s expenses were reduced by $38,704 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $304, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who was not an independent Trustee during the period, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended April 30, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $7,872 and $144 from the sale of class A and class M shares, respectively, and received $15,352 and $571 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended April 30, 2007, Putnam Retail Management, acting as underwriter, received no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended April 30, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $115,134,759 and $129,048,528, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the period ended April 30, 2007 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of period	$ —	$ —

Options opened	26,155	27,960
Options exercised	(8,478)	(13,882)
Options expired	(4,640)	(5,104)
Options closed	—	—

Written options
outstanding at
end of period	$13,037	$ 8,974

Note 4: Capital shares

At April 30, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 4/30/07:
Shares sold	1,174,954	$ 14,584,829

Shares issued
in connection
with reinvestment
of distributions	—	—

	1,174,954	14,584,829

Shares
repurchased	(1,188,816)	(14,729,967)

Net decrease	(13,862)	$ (145,138)

Year ended 10/31/06:
Shares sold	2,777,306	$ 30,885,714

Shares issued
in connection
with reinvestment
of distributions	16,831	185,649

	2,794,137	31,071,363

Shares
repurchased	(2,408,188)	(26,819,287)

Net increase	385,949	$ 4,252,076

CLASS B	Shares	Amount

Six months ended 4/30/07:
Shares sold	60,532	$ 711,358

Shares issued
in connection
with reinvestment
of distributions	—	—

	60,532	711,358

Shares
repurchased	(1,069,280)	(12,573,681)

Net decrease	(1,008,748)	$(11,862,323)

Year ended 10/31/06:
Shares sold	186,553	$ 1,986,713

Shares issued
in connection
with reinvestment
of distributions	—	—

	186,553	1,986,713

Shares
repurchased	(2,782,352)	(29,489,711)

Net decrease	(2,595,799)	$(27,502,998)

CLASS C	Shares	Amount

Six months ended 4/30/07:
Shares sold	83,362	$ 984,204

Shares issued
in connection
with reinvestment
of distributions	—	—

	83,362	984,204

Shares
repurchased	(183,752)	(2,161,422)

Net decrease	(100,390)	$(1,177,218)

Year ended 10/31/06:
Shares sold	259,841	$ 2,758,358

Shares issued
in connection
with reinvestment
of distributions	—	—

	259,841	2,758,358

Shares
repurchased	(588,197)	(6,229,544)

Net decrease	(328,356)	$(3,471,186)

CLASS M	Shares	Amount

Six months ended 4/30/07:
Shares sold	25,152	$ 298,139

Shares issued
in connection
with reinvestment
of distributions	—	—

	25,152	298,139

Shares
repurchased	(23,145)	(277,501)

Net increase	2,007	$ 20,638

Year ended 10/31/06:
Shares sold	21,936	$ 238,275

Shares issued
in connection
with reinvestment
of distributions	—	—

	21,936	238,275

Shares
repurchased	(90,870)	(979,506)

Net decrease	(68,934)	$(741,231)

Note 5: Investment in Putnam Prime
Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period/year ended April 30, 2007, management fees paid were reduced by $606 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $41,680 for the period ended April 30, 2007. During the period ended April 30, 2007, cost of purchases and proceeds of sales of investments in Putnam

Prime Money Market Fund aggregated $18,627,520 and $19,396,578, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements. The effects of implementing this pronouncement, if any, will be noted in the fund’s next semiannual financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s U.S. Core group for the year ended April 30, 2007. The other Putnam mutual funds in this group are Putnam Capital Appreciation Fund, Putnam Investors Fund, Putnam VT Capital Appreciation Fund, and Putnam VT Investors Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Core group are (in descending order) Merrill Lynch, Goldman Sachs, UBS Warburg, Citigroup Global Markets, and Credit Suisse First Boston. Commissions paid to these firms together represented approximately 46% of the total brokerage commissions paid for the year ended April 30, 2007.

 Commissions paid to the next 10 firms together represented approximately 35% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bear Stearns & Company, Deutsche Bank Securities, JPMorgan Clearing, Lazard Freres & Co., Lehman Brothers, Morgan Stanley Dean Witter, Raymond James, RBC Capital Markets, Sanford Bernstein, and Wachovia Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Fund information

Founded nearly 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Chief Compliance Officer
Principal Executive Officer,
Marketing Services	Associate Treasurer and	Mark C. Trenchard
Putnam Retail Management	Compliance Liaison	Vice President and
One Post Office Square		BSA Compliance Officer
Boston, MA 02109	Jonathan S. Horwitz
	Senior Vice President	Judith Cohen
Custodians	and Treasurer	Vice President, Clerk and
Putnam Fiduciary Trust		Assistant Treasurer
Company, State Street Bank	Steven D. Krichmar
and Trust Company	Vice President and	Wanda M. McManus
	Principal Financial Officer	Vice President, Senior Associate
Legal Counsel		Treasurer and Assistant Clerk
Ropes & Gray LLP	Janet C. Smith
	Vice President, Principal	Nancy E. Florek
Trustees	Accounting Officer and	Vice President, Assistant Clerk,
John A. Hill, Chairman	Assistant Treasurer	Assistant Treasurer and
Jameson Adkins Baxter,		Proxy Manager
Vice Chairman	Susan G. Malloy
Charles B. Curtis	Vice President and
Myra R. Drucker	Assistant Treasurer
Charles E. Haldeman, Jr.
Paul L. Joskow	Beth S. Mazor
Elizabeth T. Kennan	Vice President
Kenneth R. Leibler	James P. Pappas
Robert E. Patterson	Vice President
George Putnam, III
W. Thomas Stephens	Richard S. Robie, III
Richard B. Worley	Vice President

This report is for the information of shareholders of Putnam Tax Smart Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM
INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA070 214350 6/07

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Smart Funds Trust
By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: June 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: June 29, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: June 29, 2007